SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 15, 1999



                             LAKELAND BANCORP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


                                   New Jersey
                            ------------------------
                 (State or other jurisdiction of incorporation)


           33-27312                                         22-2953275
   ------------------------                    ---------------------------------
   (Commission File Number)                    (IRS Employer Identification No.)


     250 Oak Ridge Road, Oak Ridge, New Jersey                   07438
--------------------------------------------------------------------------------
 (Address of principal executive offices)                      (Zip Code)


         Registrant's telephone number, including area code:  973-697-2000


                                 Not Applicable
                        ------------------------------
          (Former name of former address, if changed since last report)




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Item 5.  Other Events

          On July 15, 1999, Lakeland Bancorp, Inc. completed its acquisition of High Point Financial Corp. by merging High Point into Lakeland. The merger was accounted for as a pooling of interests under generally accepted accounting principles.

         The following historical consolidated financial statements of Lakeland which take into account the merger are attached as Exhibit 99.1:

               1. Consolidated Statements of Condition as of December 31, 1998 and 1997.

               2. Consolidated Statements of Income for the Three Years Ended December 31, 1998, 1997 and 1996.

               3. Consolidated Statements of Changes in Stockholders' Equity for the Three Years Ended December 31, 1998, 1997 and 1996.

               4. Consolidated Statements of Cash Flows for the Three Years Ended December 31, 1998, 1997 and 1996.

               5. Notes to Consolidated Financial Statements as of December 31, 1998 and 1997 and for the three years ended December 31, 1998, 1997 and 1996.

         The reports of Radics & Co., LLC, Grant Thornton LLP and Arthur Andersen LLP, independent accountants, on the consolidated financial statements are filed herewith as part of Exhibit 99.1.

         Lakeland's Management's Discussion and Analysis of Financial Condition and Results of Operations for the three years ended December 31, 1998, 1997 and 1996, relating to the historical consolidated financial statements filed herewith, is attached hereto as Exhibit 99.2.

         Lakeland is a bank holding company whose principal operating subsidiaries prior to the merger were Lakeland Bank and Metropolitan State Bank, each New Jersey chartered banking associations. Following the merger, Lakeland's principal operating subsidiaries are Lakeland Bank, Metropolitan State Bank and The National Bank of Sussex County. The corporate headquarters of Lakeland and Lakeland Bank are located in Oak Ridge, New Jersey and the main office of Metropolitan State Bank is located in Montville, New Jersey. The main office of The National Bank of Sussex County is located in Branchville, New Jersey.


Item 7.  Financial Statements and Exhibits

         The following exhibits are attached to this Current Report on Form 8-K:

          99.1 Consolidated Financial Statements of Lakeland as of December 31, 1998 and 1997 and for the three years ended December 31, 1998, 1997 and 1996.

          99.2 Management's Discussion and Analysis of Financial Condition and Results of Operations for the three years ended December 31, 1998, 1997 and 1996.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 LAKELAND BANCORP, INC.


                                                 /s/ Arthur L. Zande
                                                 -------------------------------
                                                 Arthur L. Zande, Vice President


Dated:  October 7, 1999



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                                  EXHIBIT INDEX


       99.1 Consolidated Financial Statements of Lakeland as of December 31, 1998 and 1997 and for the three years ended December 31, 1998, 1997 and 1996.

       99.2 Management's Discussion and Analysis of Financial Condition and Results of Operations for the three years ended December 31, 1998, 1997 and 1996.